UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Short Duration Income Fund

Semiannual report
1 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 17

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

March 14, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Co-Head of Fixed Income
Industry since 1989
At Putnam since 1997

Joanne M. Driscoll, CFA
Portfolio Manager
Industry since 1992
At Putnam since 1995

Emily E. Shanks
Portfolio Manager
Industry since 1999
At Putnam since 2012

"In Putnam Short Duration Income Fund, we pursue a range of opportunities both within and outside the most conservative areas of the fixed-income markets."

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	MONEY MARKET FUNDS	PUTNAM SHORT DURATION INCOME FUND
Yankee/Eurodollar bonds	●	●
Certificates of deposit, commercial paper, time deposits	●	●
Agency-backed commercial paper	●	●
Repurchase agreements	●	●
Bankers' acceptances	●	●
U.S. government securities	●	●
Asset-backed securities		●
Investment-grade corporates		●
Mortgage-backed securities		●
Commercial mortgage-backed securities		●
Sovereign debt		●
Derivatives		●
Private placements and Rule 144A		●

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund
Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 10–11 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

4 Short Duration Income Fund

Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

Joanne has an M.B.A. from Northeastern University D’Amore-McKim School of Business and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Mike and Joanne, your portfolio is managed by Emily E. Shanks. Emily has a B.A. in Mathematics from Williams College. She joined Putnam in 2012 and has been in the investment industry since 1999.

What was the short-term bond market environment like during the six-month reporting period ended January 31, 2017?

JOANNE It was an eventful period with the Federal Reserve’s policy outlook, the latest round of the Securities and Exchange Commission’s [SEC’s] money market reforms, and the anticipated fiscal stimulus of the Trump administration contributing to higher short-term interest rates. For much of the reporting period, the Fed held interest rates steady. However, minutes released after its September 2016 meeting indicated that the more hawkish members of the Fed’s interest-rate-setting committee believed that the time had come for modest, gradual increases in short-term rates to best promote a sustainable and balanced economic recovery. The short-term London Interbank Offered Rate [LIBOR] began to rise as the markets priced in the likelihood that the Fed would raise the federal funds rate at its December 2016 meeting. As widely expected, the Fed increased its benchmark rate on December 14 to a range of 0.50% to 0.75%. The Fed also indicated that it might raise rates faster than previously indicated if U.S. economic growth shows signs of accelerating in 2017, which sent U.S. Treasury yields to a multiyear high. Despite higher rates and the Fed’s

Short Duration Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/17. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

6 Short Duration Income Fund

marginally hawkish tone, investor demand for higher-risk assets remained strong.

With regard to the SEC’s money market reforms, managers of prime money market funds worked to ensure compliance with the new regulations, including the introduction of a floating net asset value [NAV] and the imposition of liquidity fees and redemption gates, which are designed to limit investor withdrawals during periods of market stress. As investor preferences changed during the transition, over $1 trillion shifted from prime money market funds to government money market funds, which continue to seek to maintain a stable $1.00 NAV and which are not required to have provisions for imposing fees and gates. To accommodate such withdrawals, prime money market funds held higher levels of cash to meet redemptions — squeezing credit and decreasing demand for short-term debt issued by companies and banks. Ultimately, these developments contributed to higher short-term interest rates and borrowing costs.

With the election of President Trump and a Republican-controlled Congress that has voiced its support for pursuing pro-growth policies, including lower taxes, increased infrastructure spending, and less regulation, policymakers generally see improving growth trends and higher inflation in 2017. If inflationary pressures build, we believe the Fed might need to raise interest rates faster than expected to keep the economy from overheating, which could be detrimental for rate-sensitive investments.

How did Putnam Short Duration Income Fund perform against this backdrop?

MIKE The fund outperformed its benchmark for the six-month reporting period ended January 31, 2017.

Additionally, we successfully achieved our goal of a low volatility NAV for the fund; the fund’s class A shares at NAV held steady at $10.04 for 99% of the reporting period. The NAV only changed once — increasing a penny from $10.04 to $10.05 on January 30, 2017. Typically, when rates rise, bond prices decline, but we believe the fund’s short duration positioning and our preference for floating-rate corporate bond securities contributed to this result. [Duration is a measure of the fund’s interest-rate sensitivity.]

What strategies or factors contributed to the fund’s outperformance of its benchmark?

MIKE Higher-risk assets performed well during the reporting period, leading to credit spread tightening in nearly every sector as the difference in yield between higher- and lower-quality bonds narrowed. On a sector basis, the primary contributors to relative returns were the portfolio’s allocations to the financials and auto sectors. Outside the broader risk-on investment environment, financials rallied strongly in the post-election phase of the reporting period. The fund’s positioning in banking issues, which were lifted by the potential for the Trump administration to roll back some of the regulations spurred by the financial crisis, was especially rewarding. Nine of the fund’s ten top contributors were in the banking sector — led by Banco Santander and Citigroup.

In the auto sector, the top contributor to performance at the issuer level was General Motors. Auto sales have persisted at very strong, or record, levels and are being driven by the SUV and pickup truck segments, which are very profitable and a primary focus for the company. Additionally, the automaker’s credit profile has modestly improved over the past 12 to 24 months and valuations have been attractive.

JOANNE Our positioning in commercial paper [CP] and securitized products, such as asset-backed securities, collateralized mortgage obligations, and commercial mortgage-backed

Short Duration Income Fund 7

securities, was also beneficial. In the months leading up to the implementation of the SEC’s money market reforms, prime money market funds held higher levels of cash to meet redemptions. With less demand for credit products, credit spreads widened early in the reporting period. We seized this opportunity to buy what we believed were attractively priced CP maturing in three months or less. This strategy aided performance as it allowed the fund to have greater exposure to this strongly performing sector when CP credit spreads narrowed later in the period.

Were there any strategies that detracted from relative returns?

MIKE On a relative basis, the primary detractor for performance was not owning U.S. Treasury bills at the sector level. At the issuer level, the two largest detractors to performance were within the energy sector. However, the underperformance was fractional and amounted to less than 0.25% of a percentage point each.

How did you manage interest-rate risk in the fund during the period?

JOANNE LIBOR, which is the basis for yields on many shorter-term securities, almost quadrupled from 0.27% on July 31, 2016, to 1.03% on January 31, 2017. Generally, we seek to limit the fund’s sensitivity to interest-rate movements by keeping the portfolio’s duration at or less than one year. However, in this challenging environment, we kept the portfolio’s duration positioning very short — 0.13 year on average — in an effort to minimize the effects of rising rates on the fund’s NAV.

Did the fund’s allocations change during the reporting period as you adjusted the portfolio for a higher-rate environment?

MIKE Positioning changes over the period were moderate. Our commercial paper and certificate of deposit [CD] allocations increased by roughly 8% altogether, with an offsetting reduction in investment-grade corporate bonds. The increased allocation to CP and CDs was driven by the attractive credit spread levels available versus those of short-dated investment-grade bonds. In several instances,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Short Duration Income Fund

CP with a one-year or shorter maturity was priced with a spread wider than that of a one-year corporate bond from the same issuer. As the end of 2016 approached, we built up liquidity in the fund in anticipation of potential year-end investor flows.

What should fixed-income investors expect in the coming months?

JOANNE There are several factors that may influence short-term rates and return potential in 2017. Currently, the markets appear to us to be taking an optimistic view of the likely policies of the new administration, but there remains a good deal of uncertainty around actual policy implementation — particularly for U.S. tax and regulatory reform. We will be watching the tax reform debate especially closely as reform could result in the repatriation of funds currently invested in short-term bond markets overseas to U.S. markets. Such dramatic changes in the amount of investable assets could also affect yields, in our view.

For its part, the Fed appears to be taking a bit of a wait-and-see approach to monetary policy given the considerable policy uncertainty. The Fed’s projection of two to three rate hikes in 2017 is not historically aggressive, and may even be behind the curve, in our view. In other words, we believe the markets themselves are already pressuring rates higher for the Fed to tighten at a faster pace.

MIKE We also think that continued strength in the U.S. dollar and the equity markets will likely maintain upward pressure on interest rates. In this environment, we expect to continue finding value in CP as well as in the banking and industrials sectors.

Thanks to you both for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Short Duration Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (10/17/11)	3.54%	0.66%	3.48%	0.69%	1.81%	0.60%	1.21%	0.52%

Class B (10/17/11)	1.30	0.24	1.28	0.25	0.63	0.21	0.71	0.32

Class C (10/17/11)	1.29	0.24	1.28	0.25	0.53	0.17	0.71	0.32

Class M (10/17/11)	3.18	0.59	3.12	0.62	1.66	0.55	1.06	0.50

Class R (10/17/11)	1.40	0.26	1.38	0.27	0.63	0.21	0.81	0.42

Class R6 (7/2/12)	4.19	0.78	4.11	0.81	2.12	0.70	1.22	0.58

Class Y (10/17/11)	4.18	0.78	4.10	0.81	2.11	0.70	1.31	0.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

BofA Merrill Lynch
U.S. Treasury Bill	0.79%	0.15%	0.78%	0.16%	0.56%	0.19%	0.40%	0.19%
Index

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10 Short Duration Income Fund

Fund price and distribution information For the six-month period ended 1/31/17

Distributions	Class A	Class B	Class C	Class M	Class R	ClassR6	Class Y

Number	6	6	6	6	6	6	6

Income	$0.042243	$0.022076	$0.022073	$0.039722	$0.022069	$0.047790	$0.047289

Capital gains	—	—	—	—	—	—	—

Total	$0.042243	$0.022076	$0.022073	$0.039722	$0.022069	$0.047790	$0.047289

Share value at net asset value

7/31/16	$10.04	$10.02	$10.02	$10.03	$10.02	$10.05	$10.05

1/31/17	10.05	10.03	10.03	10.04	10.04	10.06	10.06

Current rate (end of period)

Current dividend rate[1]	0.92%	0.52%	0.52%	0.87%	0.52%	1.03%	1.02%

Current 30-day SEC yield
(with expense limitation)[2,3]	0.87	0.54	0.50	0.83	0.57	0.98	0.97

Current 30-day SEC yield
(without expense limitation)[3]	0.70	0.37	0.33	0.66	0.39	0.80	0.79

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which the yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (10/17/11)	3.36%	0.64%	3.32%	0.66%	1.77%	0.59%	0.98%	0.51%

Class B (10/17/11)	1.25	0.24	1.34	0.27	0.59	0.20	0.68	0.31

Class C (10/17/11)	1.25	0.24	1.33	0.27	0.59	0.20	0.68	0.31

Class M (10/17/11)	3.10	0.59	3.07	0.61	1.72	0.57	1.03	0.59

Class R (10/17/11)	1.25	0.24	1.33	0.27	0.59	0.20	0.58	0.31

Class R6 (7/2/12)	4.10	0.78	4.06	0.80	2.08	0.69	1.19	0.57

Class Y (10/17/11)	3.99	0.75	3.94	0.78	1.97	0.65	1.08	0.56

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Short Duration Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal year
ended 7/31/16*	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Total annual operating expenses for
the fiscal year ended 7/31/16	0.55%	0.95%	0.95%	0.60%	0.95%	0.44%	0.45%

Annualized expense ratio for the
six-month period ended 1/31/17	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/16 to 1/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.02	$4.04	$4.04	$2.27	$4.04	$1.52	$1.52

Ending value (after expenses)	$1,005.20	$1,003.20	$1,003.20	$1,005.00	$1,004.20	$1,005.80	$1,005.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Short Duration Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/17, use the following calculation method. To find the value of your investment on 8/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.04	$4.08	$4.08	$2.29	$4.08	$1.53	$1.53

Ending value (after expenses)	$1,023.19	$1,021.17	$1,021.17	$1,022.94	$1,021.17	$1,023.69	$1,023.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Duration Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Short Duration Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Duration Income Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Short Duration Income Fund

The fund’s portfolio 1/31/17 (Unaudited)

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)*	rate (%)	date	amount	Value

Banking (26.5%)

ABN Amro Bank NV 144A sr. unsec. FRN (Netherlands)	1.664	1/18/19	$11,750,000	$11,749,718

ABN Amro Bank NV 144A sr. unsec. unsub.
notes (Netherlands)	4.250	2/2/17	14,868,000	14,868,000

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. FRN (Australia)	1.658	9/23/19	18,000,000	18,036,864

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.661	11/16/18	11,770,000	11,835,535

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.463	1/16/18	11,500,000	11,511,454

Australia & New Zealand Banking Group, Ltd./New York,
NY sr. unsec. unsub. FRN	1.466	5/15/18	9,000,000	9,034,875

Bank of America Corp. sr. unsec. unsub. FRN	2.063	1/15/19	20,184,000	20,359,540

Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN	1.868	4/1/19	11,638,000	11,700,159

Bank of America Corp. unsec. sub. FRN	1.434	5/2/17	15,332,000	15,335,588

Bank of Montreal sr. unsec. unsub. FRN (Canada)	1.370	4/10/18	3,000,000	3,001,497

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.674	7/18/19	5,000,000	5,021,800

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.649	7/31/18	18,100,000	18,172,925

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.553	12/12/19	7,000,000	7,016,380

Bank of New York Mellon Corp. (The) sr. unsec.
FRN Ser. MTN	1.446	8/1/18	645,000	646,963

Bank of New York Mellon Corp. (The) sr.
unsec. unsub. FRN	1.296	5/22/18	7,715,000	7,730,152

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN Ser. 1	1.386	3/6/18	4,062,000	4,072,610

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.853	1/15/19	5,000,000	5,049,640

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.619	6/14/19	10,000,000	10,043,630

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.562	12/5/19	10,000,000	10,018,720

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.423	6/11/18	11,790,000	11,811,269

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec.
unsub. FRN (Japan)	1.492	3/5/18	5,000,000	5,000,135

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec.
unsub. FRN (Japan)	1.261	9/8/17	5,000,000	4,999,590

Barclays Bank PLC sr. unsec. unsub. FRN
(United Kingdom)	1.486	2/17/17	28,235,000	28,242,482

Barclays Bank PLC 144A unsec. sub. notes
(United Kingdom)	6.050	12/4/17	13,500,000	13,920,471

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.738	1/15/20	2,882,000	2,897,024

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.567	6/15/20	5,500,000	5,510,978

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.546	2/1/19	10,813,000	10,876,753

BNP Paribas SA company guaranty sr. unsec. unsub.
FRN Ser. MTN (France)	1.341	5/7/17	2,403,000	2,404,817

BPCE SA company guaranty sr. unsec. FRN
Ser. MTN (France)	1.732	2/10/17	10,700,000	10,702,482

Short Duration Income Fund 17

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Banking cont.

BPCE SA company guaranty sr. unsec. unsub. FRB
Ser. MTN (France)	1.608	6/23/17	$13,000,000	$13,016,445

Branch Banking & Trust Co. sr. unsec. FRN	1.482	1/15/20	10,000,000	10,007,800

Branch Banking & Trust Co. sr. unsec. unsub.
FRN Ser. MTN	1.416	5/1/19	15,000,000	15,020,325

Branch Banking & Trust Co. unsec. sub. FRN Ser. BKNT	1.220	5/23/17	7,700,000	7,702,010

Canadian Imperial Bank of Commerce sr. unsec. unsub.
FRN Ser. EMTN (Canada)	1.086	2/21/17	4,200,000	4,199,874

Capital One NA/Mclean VA sr. unsec. FRN	2.056	8/17/18	8,525,000	8,611,648

Capital One NA/Mclean VA sr. unsec. FRN	1.722	9/13/19	5,900,000	5,926,167

Capital One, NA sr. unsec. FRN Ser. BKNT	1.561	2/5/18	13,850,000	13,896,121

Citigroup, Inc. sr. unsec. FRN	1.878	6/7/19	22,707,000	22,863,315

Citigroup, Inc. sr. unsec. FRN	1.800	1/10/20	9,800,000	9,814,857

Citigroup, Inc. sr. unsec. FRN	1.727	4/27/18	12,238,000	12,280,148

Citigroup, Inc. sr. unsec. unsub. FRN	1.919	7/30/18	8,025,000	8,068,728

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	1.521	11/7/19	8,000,000	8,030,464

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	1.221	9/8/17	7,000,000	7,002,359

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	2.023	3/15/19	6,550,000	6,620,078

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	1.353	3/12/18	10,000,000	10,011,340

Commonwealth Bank of Australia/New York, NY 144A sr.
unsec. FRB (Australia)	1.674	11/2/18	9,725,000	9,783,506

Credit Agricole SA/London 144A sr. unsec. FRN
(United Kingdom)	1.823	4/15/19	15,940,000	16,005,513

Credit Agricole SA/London 144A sr. unsec. notes
(United Kingdom)	3.000	10/1/17	6,000,000	6,058,020

Credit Suisse AG/New York, NY sr. unsec. FRN	1.729	1/29/18	15,552,000	15,586,043

Credit Suisse AG/New York, NY sr. unsec. FRN	1.717	4/27/18	10,600,000	10,607,706

Danske Bank A/S 144A sr. unsec. FRN (Denmark)	1.526	9/6/19	26,853,000	26,861,620

Deutsche Bank AG/London sr. unsec. unsub. FRN
(United Kingdom)	1.512	2/13/17	25,000,000	24,999,200

Fifth Third Bank/Cincinnati, OH sr. unsec. FRN	1.587	9/27/19	10,565,000	10,567,705

Firth Third Bank/Cincinnati, OH sr. unsec. FRN Ser. MTN	1.821	8/20/18	12,500,000	12,576,013

HBOS PLC unsec. sub. FRN Ser. EMTN (United Kingdom)	1.646	9/6/17	8,830,000	8,801,303

HBOS PLC 144A unsec. sub. notes Ser. GMTN
(United Kingdom)	6.750	5/21/18	2,165,000	2,280,892

HSBC USA, Inc. sr. unsec. unsub. FRN	1.877	9/24/18	2,190,000	2,194,761

HSBC USA, Inc. sr. unsec. unsub. FRN	1.651	8/7/18	13,250,000	13,270,723

HSBC USA, Inc. sr. unsec. unsub. FRN	1.512	11/13/19	7,000,000	6,985,496

HSBC USA, Inc. sr. unsec. unsub. FRN	1.392	3/3/17	5,000,000	5,001,675

Huntington National Bank (The) sr. unsec. unsub. FRN	1.468	4/24/17	24,975,000	24,983,317

Huntington National Bank (The) sr. unsec. unsub. notes	1.375	4/24/17	1,833,000	1,833,598

ING Bank NV 144A sr. unsec. FRN (Netherlands)	1.686	8/17/18	7,000,000	7,030,940

ING Bank NV 144A sr. unsec. notes (Netherlands)	3.750	3/7/17	3,362,000	3,370,035

ING Bank NV 144A sr. unsec. unsub. FRN (Netherlands)	1.688	10/1/19	9,455,000	9,472,274

ING Bank NV 144A unsec. FRN (Netherlands)	1.520	3/16/18	20,050,000	20,080,636

JPMorgan Chase & Co. sr. unsec. FRN Ser. MTN	1.441	3/1/18	5,000,000	5,010,205

18 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Banking cont.

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.996	1/23/20	$23,528,000	$23,824,900

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.938	1/25/18	10,003,000	10,059,007

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.588	4/25/18	7,000,000	7,017,213

JPMorgan Chase & Co. sr. unsec. unsub. FRN Ser. 1	1.669	1/28/19	5,865,000	5,881,962

JPMorgan Chase & Co. unsec. sub. notes	6.125	6/27/17	4,257,000	4,338,407

Manufacturers & Traders Trust Co. sr. unsec.
FRN Ser. BKNT	1.338	7/25/17	9,850,000	9,858,767

Manufacturers & Traders Trust Co. sr. unsec.
notes Ser. BKNT	1.400	7/25/17	14,629,000	14,639,518

Manufacturers & Traders Trust Co. unsec. sub. notes	6.625	12/4/17	5,960,000	6,206,124

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.637	3/26/18	10,550,000	10,550,654

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.453	4/17/17	11,000,000	11,004,004

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.447	9/25/17	5,995,000	5,998,417

MUFG Union Bank NA sr. unsec. FRN	1.281	5/5/17	4,000,000	4,003,032

National Australia Bank, Ltd. 144A sr. unsec.
FRN (Australia)	1.641	12/9/19	2,600,000	2,607,808

National Australia Bank, Ltd. 144A sr. unsec.
FRN (Australia)	1.600	1/10/20	9,750,000	9,751,687

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.803	1/14/19	30,770,000	30,921,573

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.681	7/23/18	10,000,000	10,029,500

National Bank of Canada company guaranty sr. unsec.
FRN Ser. MTN (Canada)	1.624	1/17/20	19,750,000	19,759,599

National Bank of Canada sr. unsec. FRN
Ser. BKNT (Canada)	1.799	12/14/18	14,770,000	14,848,104

National City Bank/Cleveland, OH unsec. sub.
FRN Ser. BKNT	1.318	6/7/17	28,214,000	28,226,866

National City Bank/Cleveland, OH unsec. sub.
notes Ser. BKNT	5.800	6/7/17	1,900,000	1,927,455

Nordea Bank AB 144A sr. unsec. unsub. FRN (Sweden)	1.833	9/17/18	15,800,000	15,893,805

Nordea Bank AB 144A sr. unsec. unsub. FRN (Sweden)	1.358	4/4/17	8,800,000	8,799,745

Nordea Bank AB 144A sr. unsec. unsub. notes (Sweden)	3.125	3/20/17	2,240,000	2,246,644

PNC Bank NA sr. unsec. FRN	1.351	12/7/18	10,000,000	10,021,770

PNC Bank NA sr. unsec. FRN Ser. MTN	1.351	6/1/18	5,500,000	5,511,996

Rabobank Nederland NV/NY sr. unsec. FRN
Ser. BKNT (Netherlands)	1.544	8/9/19	24,600,000	24,644,575

Royal Bank of Canada sr. unsec. unsub. FRN (Canada)	1.653	12/10/18	12,000,000	12,058,692

Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN (Canada)	1.579	7/30/18	10,000,000	10,018,870

Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN (Canada)	1.519	7/29/19	10,175,000	10,175,580

Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB
(United Kingdom)	1.938	3/31/17	17,070,000	17,070,051

Royal Bank of Scotland Group PLC sr. unsec. unsub.
notes (United Kingdom)	1.875	3/31/17	2,000,000	1,999,488

Santander Bank, NA sr. unsec. FRN	1.948	1/12/18	6,900,000	6,903,974

Santander Holdings USA, Inc. sr. unsec. unsub. FRN	2.380	11/24/17	9,096,000	9,167,158

Short Duration Income Fund 19

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Banking cont.

Santander UK PLC sr. unsec. unsub. FRN
(United Kingdom)	1.407	9/29/17	$15,025,000	$15,019,846

Santander UK PLC sr. unsec. unsub. FRN Ser. GMTN
(United Kingdom)	1.780	8/24/18	7,000,000	7,011,270

Skandinaviska Enskilda Banken AB 144A sr. unsec.
FRN (Sweden)	1.527	9/13/19	10,450,000	10,460,137

Societe Generale SA company guaranty sr. unsec.
unsub. FRN (France)	2.078	10/1/18	14,625,000	14,752,369

Standard Chartered PLC 144A sr. unsec. FRN
(United Kingdom)	2.041	8/19/19	11,945,000	11,998,382

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRB (Japan)	1.603	1/16/18	6,600,000	6,608,191

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	1.781	7/23/18	9,250,000	9,283,966

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	1.335	7/11/17	5,000,000	4,999,625

Sumitomo Mitsui Banking Corp. 144A company
guaranty sr. unsec. FRN (Japan)	1.695	10/19/18	6,000,000	6,007,020

SunTrust Bank/Atlanta, GA sr. unsec. FRN	1.564	1/31/20	14,850,000	14,870,686

SunTrust Bank/Atlanta, GA sr. unsec. FRN Ser. BKNT	1.346	2/15/17	18,915,000	18,917,005

SunTrust Bank/Atlanta, GA sr. unsec. notes Ser. BKNT	1.350	2/15/17	18,030,000	18,032,705

Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT (Sweden)	1.436	9/6/19	5,000,000	5,003,450

Svenska Handelsbanken AB company guaranty sr.
unsec. notes (Sweden)	2.875	4/4/17	9,000,000	9,029,520

Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN (Canada)	1.581	7/23/18	10,000,000	10,035,100

Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN (Canada)	1.552	8/13/19	6,000,000	6,027,840

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.458	1/18/19	4,950,000	4,959,702

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.441	11/5/19	2,500,000	2,503,180

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.257	3/13/18	10,000,000	9,996,040

U.S. Bancorp sr. unsec. unsub. FRN Ser. MTN	1.396	11/15/18	10,000,000	10,034,740

U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN Ser. BKNT	1.519	10/28/19	19,400,000	19,476,708

U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN Ser. BKNT	1.153	9/11/17	10,188,000	10,193,705

U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN	1.363	1/24/20	9,900,000	9,902,505

UBS AG/Stamford CT sr. unsec. unsub. FRN	1.781	6/1/20	8,400,000	8,420,689

UBS AG/Stamford, CT sr. unsec. FRN Ser. GMTN	1.697	3/26/18	16,845,000	16,920,803

UBS AG/Stamford, CT sr. unsec. FRN Ser. GMTN	1.542	8/14/19	22,150,000	22,240,992

Wells Fargo & Co. sr. unsec. FRN	1.501	4/22/19	4,839,000	4,828,514

Wells Fargo & Co. sr. unsec. unsub. FRN	1.671	4/23/18	8,000,000	8,027,464

Wells Fargo & Co. sr. unsec. unsub. FRN	1.359	9/14/18	12,933,000	12,931,888

Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN	1.921	7/22/20	5,287,000	5,311,241

Wells Fargo & Co. sr. unsec. unsub. FRN Ser. N	1.719	1/30/20	17,300,000	17,308,494

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT	1.781	1/22/18	7,825,000	7,875,792

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.660	11/23/18	10,000,000	10,064,540

20 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Banking cont.

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.360	5/25/18	$11,000,000	$11,008,283

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.301	12/1/17	7,000,000	7,006,916

				1,431,041,164

Capital goods (0.7%)

John Deere Capital Corp. sr. unsec. FRN Ser. MTN	1.183	12/15/17	10,000,000	10,013,110

John Deere Capital Corp. sr. unsec. unsub.
FRN Ser. MTN	1.313	1/16/18	6,000,000	6,005,676

John Deere Capital Corp. sr. unsec. unsub.
FRN Ser. MTN	1.294	10/9/19	10,000,000	10,000,320

United Technologies Corp. sr. unsec. unsub. FRN	1.236	11/1/19	10,000,000	10,045,560

				36,064,666

Communication services (1.5%)

AT&T, Inc. sr. unsec. unsub. FRN	1.847	11/27/18	10,000,000	10,068,060

Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. FRN (Netherlands)	1.605	1/17/20	12,750,000	12,766,945

Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. unsub. FRN (Netherlands)	1.443	9/19/19	1,345,000	1,342,887

Deutsche Telekom International Finance
BV 144A company guaranty sr. unsec. unsub.
notes (Netherlands)	2.250	3/6/17	12,334,000	12,346,753

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes	5.850	5/1/17	6,755,000	6,828,798

Verizon Communications, Inc. sr. unsec. unsub. FRN	1.351	6/9/17	13,000,000	13,016,328

Verizon Communications, Inc. sr. unsec. unsub. FRN	1.276	8/15/19	23,331,000	23,282,168

				79,651,939

Conglomerates (0.8%)

General Electric Capital Corp. company guaranty sr.
unsec. unsub. FRN Ser. MTN	1.151	8/7/18	4,062,000	4,066,614

General Electric Co. sr. unsec. FRN Ser. GMTN	1.629	1/9/20	15,149,000	15,305,959

Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (Netherlands)	1.277	9/13/19	15,000,000	15,014,940

Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (Netherlands)	1.210	5/25/18	10,000,000	10,004,640

				44,392,153

Consumer cyclicals (3.8%)

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.739	7/5/19	10,000,000	10,035,320

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.659	10/30/19	15,000,000	15,008,610

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.635	1/6/20	9,750,000	9,780,839

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.591	8/3/17	2,450,000	2,455,713

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.303	3/10/17	6,550,000	6,551,258

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.226	8/1/17	6,000,000	6,004,356

Ford Motor Credit Co., LLC sr. unsec. unsub. FRB	1.806	11/4/19	4,325,000	4,333,481

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.516	12/6/17	15,000,000	15,008,490

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.471	9/8/17	5,950,000	5,951,898

Short Duration Income Fund 21

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals cont.

General Motors Financial Co., Inc. company guaranty sr.
unsec. unsub. FRN	2.484	5/9/19	$21,415,000	$21,632,940

General Motors Financial Co., Inc. company guaranty sr.
unsec. unsub. FRN	2.370	4/10/18	16,790,000	16,929,139

Hyundai Capital Services, Inc. 144A sr. unsec. unsub.
FRN (South Korea)	1.793	3/18/17	3,000,000	3,002,820

Lowe’s Cos., Inc. sr. unsec. unsub. notes	1.625	4/15/17	7,300,000	7,305,804

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.805	4/6/18	5,000,000	5,025,755

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.602	1/13/20	9,750,000	9,759,662

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.492	3/3/17	7,900,000	7,903,721

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.477	9/13/19	15,000,000	14,998,995

Toyota Motor Credit Corp. sr. unsec. unsub.
FRB Ser. GMTN	1.482	7/13/18	10,000,000	10,040,510

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.464	10/18/19	8,500,000	8,534,595

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.413	1/17/19	2,105,000	2,111,925

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.111	5/16/17	10,272,000	10,274,414

Walt Disney Co. (The) sr. unsec. unsub. FRN	1.329	1/8/19	15,000,000	15,055,470

				207,705,715

Consumer finance (1.5%)

American Express Bank FSB sr. unsec. unsub.
FRN Ser. BKNT	1.065	6/12/17	12,340,000	12,348,107

American Express Co. sr. unsec. unsub. FRN	1.506	5/22/18	7,860,000	7,881,969

American Express Credit Corp. sr. unsec. unsub. FRN	1.543	3/18/19	10,921,000	10,951,360

American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.609	10/30/19	5,000,000	5,007,860

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.482	7/13/18	7,000,000	7,026,075

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.263	12/11/17	15,000,000	15,018,060

Capital One Bank USA NA sr. unsec. notes Ser. BKNT	1.200	2/13/17	4,720,000	4,720,283

Synchrony Financial sr. unsec. unsub. FRN	2.434	11/9/17	15,000,000	15,088,950

Synchrony Financial sr. unsec. unsub. notes	1.875	8/15/17	5,935,000	5,939,137

				83,981,801

Consumer staples (0.9%)

Anheuser-Busch InBev Finance, Inc. company guaranty
sr. unsec. unsub. FRN	1.286	2/1/19	3,874,000	3,883,387

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes	1.450	7/15/19	3,000,000	2,959,305

Mondelez International Holdings Netherlands BV 144A
company guaranty sr. unsec. unsub. FRN (Netherlands)	1.649	10/28/19	28,600,000	28,695,982

PepsiCo, Inc. sr. unsec. unsub. FRN	1.506	2/22/19	4,230,000	4,262,309

PepsiCo, Inc. sr. unsec. unsub. FRN	1.372	10/13/17	10,510,000	10,539,186

				50,340,169

Energy (1.4%)

BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	1.422	5/10/19	2,000,000	2,000,358

BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	1.232	2/10/17	12,050,000	12,051,277

22 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Energy cont.

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes (United Kingdom)	1.846	5/5/17	$9,266,000	$9,283,633

Chevron Corp. sr. unsec. FRN	1.316	11/15/19	9,800,000	9,832,075

Chevron Corp. sr. unsec. unsub. FRN	1.411	5/16/18	15,000,000	15,067,230

Total Capital International SA company guaranty sr.
unsec. unsub. FRN (France)	1.343	6/19/19	4,525,000	4,515,461

Total Capital International SA company guaranty sr.
unsec. unsub. notes (France)	1.500	2/17/17	21,100,000	21,105,444

				73,855,478

Financial (1.4%)

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.498	3/7/18	10,000,000	10,055,730

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.338	1/10/20	19,750,000	19,805,616

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.318	1/12/18	10,000,000	10,030,390

Morgan Stanley sr. unsec. unsub. FRN	1.950	6/16/20	6,042,000	6,083,140

Morgan Stanley sr. unsec. unsub. FRN	1.893	1/24/19	28,420,000	28,608,595

Morgan Stanley sr. unsec. unsub. FRN	1.739	1/5/18	1,718,000	1,723,651

				76,307,122

Health care (1.1%)

Actavis Funding SCS company guaranty sr. unsec.
unsub. FRN (Luxembourg)	2.033	3/12/18	10,000,000	10,065,900

Amgen, Inc. sr. unsec. FRN	1.296	5/22/17	22,950,000	22,974,993

AstraZeneca PLC sr. unsec. unsub. FRN
(United Kingdom)	1.441	11/16/18	10,000,000	10,059,310

Bayer US Finance, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.285	10/6/17	16,595,000	16,571,302

				59,671,505

Insurance (2.0%)

Hartford Financial Services Group, Inc. (The) sr.
unsec. notes	5.375	3/15/17	16,000,000	16,079,216

Jackson National Life Global Funding 144A sr. FRN	1.603	10/13/17	10,222,000	10,239,224

Metropolitan Life Global Funding I 144A FRN	1.423	12/19/18	10,000,000	10,021,250

Metropolitan Life Global Funding I 144A FRN	1.299	9/14/18	25,000,000	24,993,875

New York Life Global Funding 144A FRN	1.433	10/24/19	15,000,000	15,024,600

New York Life Global Funding 144A FRN	1.405	4/6/18	10,600,000	10,634,270

New York Life Global Funding 144A FRN	1.243	12/15/17	10,000,000	10,021,810

Principal Life Global Funding II 144A sr. FRN	1.431	12/1/17	10,000,000	10,036,640

				107,050,885

Investment banking/Brokerage (0.9%)

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN	1.757	12/13/19	10,000,000	10,005,490

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	2.006	11/15/18	10,000,000	10,099,400

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	1.763	12/15/17	11,719,000	11,758,692

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	1.567	6/4/17	10,200,000	10,214,861

Short Duration Income Fund 23

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (46.1%)* cont.	rate (%)	date	amount	Value

Investment banking/Brokerage cont.

Macquarie Bank, Ltd. 144A sr. unsec. FRN (Australia)	1.787	3/24/17	$2,365,000	$2,367,367

Macquarie Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.662	10/27/17	4,085,000	4,091,659

				48,537,469

Real estate (1.6%)

Boston Properties LP sr. unsec. unsub. notes R	3.700	11/15/18	28,600,000	29,399,685

Brandywine Operating Partnership LP company
guaranty sr. unsec. unsub. notes R	5.700	5/1/17	23,408,000	23,634,894

ERP Operating LP sr. unsec. notes R	5.750	6/15/17	17,026,000	17,297,275

Ventas Realty LP company guaranty sr. unsec.
sub. notes R	1.250	4/17/17	17,719,000	17,713,383

				88,045,237

Technology (0.5%)

Cisco Systems, Inc. sr. unsec. FRN	1.273	6/15/18	10,000,000	10,030,750

Cisco Systems, Inc. sr. unsec. unsub. FRN	1.511	2/21/18	5,000,000	5,031,105

QUALCOMM, Inc. sr. unsec. unsub. FRN	1.181	5/18/18	10,000,000	9,997,920

				25,059,775

Transportation (—%)

Continental Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 97-4, Class A	6.900	1/2/18	397,891	401,870

				401,870

Utilities and power (1.5%)

DTE Energy Co. sr. unsec. notes	1.500	10/1/19	7,000,000	6,889,414

Duke Energy Corp. sr. unsec. FRN	1.378	4/3/17	17,471,000	17,482,513

Duke Energy Progress, Inc. sr. mtge. FRN	1.146	3/6/17	14,964,000	14,968,654

Enbridge, Inc. sr. unsec. unsub. FRN (Canada)	1.384	6/2/17	5,000,000	5,001,410

Exelon Corp. sr. unsec. unsub. notes	1.550	6/9/17	12,380,000	12,379,307

NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. notes	1.649	9/1/18	7,000,000	6,983,438

Sempra Energy sr. unsec. unsub. notes	1.625	10/7/19	10,000,000	9,886,250

Xcel Energy, Inc. sr. unsec. unsub. notes	1.200	6/1/17	5,000,000	4,995,335

				78,586,321

Total corporate bonds and notes (cost $2,486,689,779)				$2,490,693,269

		Maturity	Principal
COMMERCIAL PAPER (39.9%)*	Yield (%)	date	amount	Value

ABN AMRO Funding USA, LLC	1.033	4/7/17	$7,000,000	$6,987,475

ABN AMRO Funding USA, LLC	1.093	3/28/17	9,750,000	9,735,850

ABN AMRO Funding USA, LLC	1.113	3/16/17	18,000,000	17,979,914

Aegon N.V. 144A (Netherlands)	1.153	4/25/17	18,750,000	18,697,412

Aegon N.V. 144A (Netherlands)	1.153	4/18/17	30,000,000	29,924,988

Albermarle Corp.	1.311	2/21/17	19,875,000	19,860,716

Amcor Finance (USA), Inc.	1.001	2/14/17	7,200,000	7,197,323

Amcor, Ltd./Australia (Australia)	1.072	3/21/17	15,000,000	14,978,113

Amcor, Ltd./Australia (Australia)	1.102	3/20/17	20,000,000	19,971,467

American Express Credit Corp.	1.102	2/27/17	5,000,000	4,996,486

Amphenol Corp.	1.031	3/9/17	20,000,000	19,978,376

Amphenol Corp.	1.001	2/1/17	19,750,000	19,749,483

24 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (39.9%)* cont.	Yield (%)	date	amount	Value

Anheuser-Busch InBev Worldwide, Inc.	1.153	3/15/17	$20,000,000	$19,982,992

Anthem, Inc.	0.951	2/22/17	15,000,000	14,991,447

Anthem, Inc.	0.951	2/21/17	24,750,000	24,736,544

Autonation, Inc.	1.170	2/1/17	39,000,000	38,998,684

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) (Japan)	1.248	4/28/17	5,000,000	4,988,122

Bell Canada, Inc. (Canada)	1.193	3/1/17	1,200,000	1,199,092

Bell Canada, Inc. (Canada)	1.099	2/28/17	18,200,000	18,186,721

Bell Canada, Inc. (Canada)	1.013	2/13/17	10,000,000	9,996,660

Bell Canada, Inc. (Canada)	1.041	2/7/17	11,750,000	11,747,898

Berkshire Hathaway Energy Co.	0.920	2/8/17	15,500,000	15,496,725

BP Capital Markets PLC (United Kingdom)	1.133	4/10/17	9,750,000	9,731,350

BPCE SA (France)	1.032	3/1/17	18,250,000	18,239,841

Cabot Corp.	1.031	2/3/17	21,750,000	21,748,285

Canadian Imperial Bank of Commerce (Canada)	1.194	7/20/17	10,000,000	10,002,310

Canadian Natural Resources, Ltd. (Canada)	1.331	2/27/17	12,000,000	11,989,768

Canadian Natural Resources, Ltd. (Canada)	1.281	2/23/17	29,750,000	29,728,446

Canadian Natural Resources, Ltd. (Canada)	1.301	2/2/17	5,000,000	4,999,690

Caterpillar Financial Services Corp.	0.982	3/21/17	8,682,000	8,673,929

CenterPoint Energy Resources Corp.	1.101	2/1/17	5,000,000	4,999,869

CenterPoint Energy, Inc.	1.012	2/3/17	15,000,000	14,998,818

CenterPoint Energy, Inc.	1.112	2/1/17	18,700,000	18,699,509

Church & Dwight Co. Inc.	0.921	2/21/17	20,000,000	19,988,426

Church & Dwight Co. Inc. 144A	1.001	2/24/17	17,720,000	17,708,092

Commerzbank US Finance, Inc.	1.143	3/6/17	25,000,000	24,982,127

Commonwealth Bank of Australia 144A (Australia)	1.002	3/14/17	5,000,000	4,996,226

CRH America Finance, Inc.	1.103	4/26/17	4,500,000	4,487,176

CRH America Finance, Inc.	1.052	3/27/17	3,500,000	3,494,214

CVS Health Corp.	1.052	2/9/17	10,000,000	9,997,620

CVS Health Corp.	1.022	2/7/17	10,000,000	9,998,153

CVS Health Corp.	1.022	2/6/17	14,000,000	13,997,785

Danske Corp. (Denmark)	1.023	4/12/17	16,700,000	16,664,857

Danske Corp. (Denmark)	1.248	4/6/17	3,000,000	2,994,448

Discovery Communications, LLC	1.100	2/1/17	15,000,000	14,999,494

DnB Bank ASA (Norway)	1.075	4/25/17	5,000,000	4,989,337

DnB Bank ASA 144A (Norway)	1.269	1/19/18	10,000,000	9,999,010

DnB Bank ASA 144A (Norway)	1.086	2/3/17	5,000,000	4,999,743

DnB Bank ASA 144A FRN (Norway)	1.133	3/10/17	5,000,000	5,003,230

Dollar General Corp.	1.001	2/7/17	8,690,000	8,688,226

Dollar General Corp.	0.950	2/1/17	34,750,000	34,749,024

Dominion Resources, Inc./VA	1.041	3/13/17	10,000,000	9,987,951

Dominion Resources, Inc./VA 144A	1.021	3/22/17	29,750,000	29,705,664

E. I. du Pont de Nemours & Co.	1.031	3/7/17	13,000,000	12,987,196

E. I. du Pont de Nemours & Co.	1.101	2/8/17	29,750,000	29,743,515

Electricite De France SA (France)	1.162	3/8/17	20,000,000	19,979,960

Enbridge Energy Partners LP	1.100	2/2/17	10,000,000	9,999,380

Energy Transfer Partners LP	1.200	2/1/17	32,000,000	31,998,920

Enterprise Products Operating, LLC	1.041	3/1/17	25,000,000	24,979,156

Enterprise Products Operating, LLC	1.051	2/14/17	8,000,000	7,997,026

Enterprise Products Operating, LLC 144A	1.051	2/24/17	7,750,000	7,744,792

Equifax, Inc. 144A	1.042	3/17/17	18,000,000	17,976,038

Short Duration Income Fund 25

		Maturity	Principal
COMMERCIAL PAPER (39.9%)* cont.	Yield (%)	date	amount	Value

ERP Operating LP	1.051	2/14/17	$20,000,000	$19,992,564

Experian Finance PLC (United Kingdom)	1.052	2/23/17	17,750,000	17,739,408

Experian Finance PLC (United Kingdom)	1.002	2/14/17	24,100,000	24,091,321

FMC Technologies, Inc.	1.202	3/13/17	7,700,000	7,690,722

FMC Technologies, Inc.	1.051	3/8/17	5,000,000	4,994,750

FMC Technologies, Inc.	0.990	2/23/17	7,450,000	7,445,226

FMC Technologies, Inc.	1.022	2/2/17	20,000,000	19,998,949

Ford Motor Credit Co., LLC	1.430	4/24/17	5,000,000	4,985,417

Ford Motor Credit Co., LLC	1.277	4/12/17	7,500,000	7,482,176

Ford Motor Credit Co., LLC	1.153	4/4/17	10,000,000	9,979,613

Ford Motor Credit Co., LLC	1.103	3/2/17	925,000	924,191

Ford Motor Credit Co., LLC	1.134	3/1/17	1,083,000	1,082,087

HSBC USA, Inc. 144A	1.236	5/3/17	2,500,000	2,501,698

HSBC USA, Inc. 144A	1.243	4/6/17	10,000,000	9,985,556

Humana, Inc.	1.051	2/23/17	10,000,000	9,992,755

Humana, Inc.	1.076	2/9/17	2,450,000	2,449,313

Humana, Inc. 144A	1.051	2/28/17	12,000,000	11,989,379

Humana, Inc. 144A	1.101	2/21/17	15,000,000	14,990,095

Hyundai Capital America (South Korea)	1.031	2/24/17	36,000,000	35,975,808

ING US Funding, LLC	1.227	3/22/17	5,000,000	4,994,007

Kansas City Southern	1.050	2/1/17	40,000,000	39,998,650

Kraft Heinz Foods Co.	1.031	2/24/17	2,750,000	2,747,736

Kraft Heinz Foods Co.	1.151	2/7/17	15,000,000	14,996,442

Kroger Co. (The)	0.910	2/7/17	30,000,000	29,994,458

LyondellBasell Investment LLC	1.002	3/30/17	18,600,000	18,567,426

Macquarie Bank Ltd. (Australia)	1.183	3/14/17	13,000,000	12,986,684

Marriott International, Inc./MD	1.202	3/21/17	18,000,000	17,973,736

Marriott International, Inc./MD	1.101	3/7/17	10,000,000	9,989,811

Marriott International, Inc./MD	1.182	3/6/17	3,453,000	3,449,586

Marriott International, Inc./MD	1.151	2/9/17	6,500,000	6,498,453

McKesson Co.	1.052	2/27/17	24,970,000	24,950,823

McKesson Co.	1.021	2/16/17	12,500,000	12,494,650

Medtronic Global Holdings SCA (Luxembourg)	1.011	3/3/17	9,750,000	9,742,091

Mizuho Bank Ltd./New York, NY	1.103	4/10/17	4,750,000	4,742,070

Mizuho Bank, Ltd./NY	1.176	2/27/17	9,000,000	8,995,262

Mohawk Industries, Inc.	0.951	2/16/17	20,000,000	19,991,440

Mondelez International, Inc.	1.113	4/18/17	4,600,000	4,588,498

Mondelez International, Inc.	0.971	2/14/17	5,050,000	5,048,123

Monsanto Co.	1.263	3/28/17	29,000,000	28,951,144

Moody’s Corp.	1.082	3/17/17	5,000,000	4,993,344

Nationwide Building Society (United Kingdom)	1.216	6/1/17	24,750,000	24,645,849

Nationwide Building Society (United Kingdom)	1.103	4/3/17	10,000,000	9,983,604

NBCUniversal Enterprise, Inc.	1.022	2/6/17	24,409,000	24,405,139

NiSource Finance Corp.	1.253	4/10/17	8,000,000	7,982,643

NiSource Finance Corp.	1.252	3/9/17	7,000,000	6,992,432

NiSource Finance Corp.	1.227	3/8/17	14,730,000	14,714,534

Nissan Motor Acceptance Corp.	1.053	5/15/17	5,000,000	4,981,424

Nissan Motor Acceptance Corp.	0.992	2/13/17	7,300,000	7,297,482

Nordea Bank AB (Sweden)	1.157	7/25/17	10,000,000	9,945,799

ONEOK Partners LP	1.252	2/22/17	19,000,000	18,988,423

26 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (39.9%)* cont.	Yield (%)	date	amount	Value

ONEOK Partners, LP	1.302	2/16/17	$25,000,000	$24,989,300

Public Service Company of North Carolina	1.001	2/10/17	23,100,000	23,093,885

SCANA Corp.	1.051	2/10/17	4,500,000	4,498,596

SCANA Corp.	1.151	2/2/17	12,000,000	11,999,256

Schlumberger Holdings Corp.	1.002	3/24/17	5,000,000	4,992,944

Schlumberger Holdings Corp.	1.132	3/3/17	9,750,000	9,742,363

Schlumberger Holdings Corp.	1.033	2/3/17	15,000,000	14,998,855

Schlumberger Holdings Corp. 144A	1.123	4/11/17	10,000,000	9,979,583

Sempra Global	1.121	3/2/17	6,000,000	5,994,800

Sempra Global	1.233	2/22/17	730,000	729,555

Sempra Global	1.051	2/15/17	13,500,000	13,494,617

Sempra Global	1.162	2/8/17	8,217,000	8,215,264

Simon Property Group LP	1.095	5/15/17	27,750,000	27,671,357

Skandinaviska Enskilda Banken AB (Sweden)	0.902	3/2/17	625,000	624,656

Southern Co. (The)	1.011	3/3/17	10,000,000	9,991,027

Southern Co. (The) 144A	1.051	3/10/17	25,000,000	24,972,213

Standard Chartered Bank/New York 144A	1.003	3/6/17	10,000,000	9,993,039

Standard Chartered Bank/New York, NY	0.993	2/22/17	13,000,000	12,994,558

Suncor Energy, Inc. (Canada)	1.102	2/13/17	23,000,000	22,992,067

Suncor Energy, Inc. (Canada)	0.960	2/10/17	14,750,000	14,746,095

Suncorp Group Ltd. (Australia)	1.054	3/6/17	13,000,000	12,988,373

Suncorp Group Ltd. (Australia)	1.206	2/28/17	15,000,000	14,989,057

Swedbank AB (Sweden)	1.177	7/28/17	14,750,000	14,666,348

Syngenta Wilmington, Inc.	1.001	2/13/17	20,000,000	19,993,826

TELUS Corp. (Canada)	1.153	4/25/17	3,000,000	2,991,586

TELUS Corp. (Canada)	1.072	3/30/17	17,100,000	17,070,053

TELUS Corp. (Canada)	1.001	2/9/17	13,750,000	13,746,728

The Clorox Co.	1.092	2/15/17	15,000,000	14,994,019

The Clorox Co.	1.152	2/9/17	10,200,000	10,197,572

Time Warner Inc.	1.049	2/7/17	10,635,000	10,633,036

Toronto-Dominion Holdings USA (Canada)	1.053	3/24/17	7,000,000	6,992,649

Total Capital Canada Ltd. (Canada)	0.932	4/26/17	9,070,000	9,046,657

Toyota Motor Credit Corp. FRN	1.202	4/4/17	4,000,000	4,002,352

TransCanada American Investments, Ltd.	1.003	2/22/17	20,200,000	20,187,692

Tyco International Finance S.a.r.l (Luxembourg)	0.900	2/1/17	8,200,000	8,199,785

UDR, Inc. 144A	1.151	3/2/17	24,000,000	23,977,767

UnitedHealth Group, Inc.	0.972	3/27/17	4,495,000	4,488,256

UnitedHealth Group, Inc.	0.992	3/20/17	25,000,000	24,967,668

UnitedHealth Group, Inc.	1.002	3/17/17	8,200,000	8,190,109

Westar Energy, Inc.	0.951	2/28/17	19,100,000	19,084,714

Westpac Banking Corp. 144A (Australia)	1.311	11/2/17	5,000,000	5,003,985

Westpac Banking Corp. 144A FRN (Australia)	1.426	9/22/17	9,000,000	9,015,345

Whirlpool Corp.	1.203	3/29/17	15,000,000	14,974,231

Whirlpool Corp.	1.051	2/3/17	25,080,000	25,078,023

Wyndham Worldwide Corp.	1.291	2/24/17	5,500,000	5,495,472

Wyndham Worldwide Corp.	1.402	2/22/17	15,000,000	14,988,698

Wyndham Worldwide Corp.	1.402	2/14/17	9,750,000	9,745,351

Wyndham Worldwide Corp.	1.200	2/3/17	2,000,000	1,999,797

Total commercial paper (cost $2,155,282,568)				$2,155,377,059

Short Duration Income Fund 27

		Maturity	Principal
CERTIFICATES OF DEPOSIT (6.2%)*	Yield (%)	date	amount	Value

Bank of America, NA FRN	1.151	8/2/17	$7,000,000	$6,999,657

Bank of Montreal/Chicago, IL (Canada)	0.950	2/2/17	10,000,000	10,000,261

Bank of Nova Scotia/Houston	1.484	11/1/18	5,000,000	4,998,285

Bank of Nova Scotia/Houston FRN	1.216	9/7/17	5,000,000	4,999,850

Bank of Tokyo-Mitsubishi UFJ, Ltd./New York,
NY FRN (Japan)	1.536	8/17/17	5,000,000	5,008,790

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.411	8/16/17	7,500,000	7,512,555

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.330	5/24/17	500,000	500,557

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.290	5/23/17	10,000,000	10,010,230

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.204	6/2/17	15,550,000	15,560,247

Cooperatieve Rabobank UA/NY FRN (Netherlands)	1.321	2/1/17	11,000,000	11,000,209

Credit Suisse AG/New York, NY FRN	1.753	9/12/17	5,000,000	5,008,855

Credit Suisse AG/New York, NY FRN	1.717	8/24/17	5,000,000	5,008,715

Credit Suisse AG/New York, NY FRN	1.421	2/2/17	2,238,000	2,238,096

DnB Bank ASA/New York FRN (Norway)	1.316	3/9/17	5,000,000	5,002,810

DnB Bank ASA/New York FRN (Norway)	1.223	4/17/17	5,000,000	5,003,190

DnB Bank ASA/New York FRN (Norway)	1.186	2/1/17	14,000,000	14,000,210

Intesa Sanpaolo SpA/New York, NY (Italy)	1.490	4/6/17	20,000,000	20,001,134

Lloyds Bank PLC/New York, NY FRN (United Kingdom)	1.246	6/20/17	25,000,000	25,012,550

National Bank of Canada/New York, NY FRN	1.330	5/24/17	10,000,000	10,011,180

Nordea Bank Finland PLC/New York FRN	1.446	9/6/17	13,000,000	13,024,050

Royal Bank of Canada/New York, NY FRN (Canada)	1.422	10/13/17	10,000,000	10,013,930

Royal Bank of Canada/New York, NY FRN (Canada)	1.251	12/8/17	5,000,000	5,001,570

Skandinaviska Enskilda Banken AB/New York, NY FRN	1.326	2/6/17	10,000,000	10,001,100

Skandinaviska Enskilda Banken AB/New York, NY FRN	1.204	3/2/17	14,000,000	14,005,236

State Street Bank & Trust Co. FRN	1.422	4/13/17	17,500,000	17,518,008

Sumitomo Mitsui Banking Corp./New York FRN (Japan)	1.476	3/28/17	10,000,000	10,009,010

Sumitomo Mitsui Banking Corp./New York FRN (Japan)	1.372	7/5/17	10,000,000	10,003,490

Svenska Handelsbanken/New York, NY (Sweden)	0.902	5/19/17	5,000,000	5,001,745

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.375	8/24/17	10,000,000	10,000,000

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.336	2/9/17	10,000,000	10,001,650

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.308	5/15/17	4,200,000	4,203,931

Swedbank AB/New York	1.116	5/22/17	20,000,000	20,004,420

Swedbank AB/New York FRN	1.358	2/16/17	15,000,000	15,004,365

Toronto-Dominion Bank/NY (Canada)	1.288	11/20/17	10,000,000	10,003,900

Toronto-Dominion Bank/NY FRN (Canada)	1.406	3/23/17	5,000,000	5,004,095

Total certificates of deposit (cost $336,478,022)				$336,677,881

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (4.1%)*	Yield (%)	date	amount	Value

Alpine Securitization, Ltd. 144A (Cayman Islands)	1.154	4/12/17	$10,000,000	$9,981,165

Atlantic Asset Securitization, LLC 144A	1.023	3/7/17	3,000,000	2,997,326

Barton Capital, LLC	1.123	4/11/17	10,000,000	9,980,497

Barton Capital, LLC	1.083	3/6/17	10,000,000	9,992,142

Barton Capital, LLC	0.952	2/15/17	4,253,000	4,251,423

Barton Capital, LLC	0.969	2/6/17	5,850,000	5,849,253

CHARTA, LLC	1.309	7/11/17	25,750,000	25,593,958

28 Short Duration Income Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (4.1%)* cont.	Yield (%)	date	amount	Value

Gotham Funding Corp. (Japan)	1.003	3/6/17	$10,000,000	$9,992,322

LMA-Americas, LLC (France)	1.164	5/15/17	2,150,000	2,142,255

LMA-Americas, LLC (France)	1.245	3/13/17	1,550,000	1,548,522

LMA-Americas, LLC (France)	1.002	3/1/17	4,750,000	4,746,950

LMA-Americas, LLC (France)	1.053	2/6/17	3,000,000	2,999,653

LMA-Americas, LLC (France)	0.952	2/3/17	2,900,000	2,899,837

Matchpoint Finance PLC (Ireland)	1.390	7/6/17	18,000,000	17,890,020

Matchpoint Finance PLC (Ireland)	1.052	2/17/17	11,600,000	11,595,415

Matchpoint Finance PLC 144A Ser. A (Ireland)	1.319	3/27/17	18,300,000	18,273,076

MetLife Short Term Funding, LLC	0.972	3/29/17	9,750,000	9,736,724

MetLife Short Term Funding, LLC 144A	0.922	2/16/17	5,000,000	4,998,393

Old Line Funding, LLC 144A	0.968	5/18/17	10,000,000	9,999,710

Old Line Funding, LLC 144A	0.955	5/12/17	25,000,000	25,013,100

Sheffield Receivables Co., LLC (United Kingdom)	1.103	3/27/17	9,750,000	9,733,123

Thunder Bay Funding, LLC	1.047	6/12/17	15,000,000	15,004,095

Victory Receivables Corp. (Japan)	1.083	3/13/17	9,000,000	8,989,371

Total asset-backed commercial paper (cost $224,180,689)				$224,208,330

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (3.0%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (1.3%)

Federal Home Loan Mortgage Corporation

Ser. 1619, Class PZ	6.500	11/15/23	$144,406	$157,163

Ser. 2430, Class UD	6.000	3/15/17	801	804

Ser. 3724, Class CM	5.500	6/15/37	225,529	251,115

Ser. 3316, Class CD	5.500	5/15/37	91,963	101,938

Ser. 2503, Class B	5.500	9/15/17	7,599	7,694

Ser. 3331, Class NV	5.000	6/15/29	15,161	15,210

Ser. 2561, Class BD	5.000	2/15/18	54,420	55,035

Ser. 2541, Class JC	5.000	12/15/17	20,492	20,672

Ser. 2542, Class ES	5.000	12/15/17	3,940	3,976

Ser. 2519, Class AH	5.000	11/15/17	44,573	45,020

Ser. 2513, Class DB	5.000	10/15/17	4,576	4,606

Ser. 3539, Class PM	4.500	5/15/37	33,606	34,956

Ser. 2958, Class QD	4.500	4/15/20	14,330	14,566

Structured Agency Credit Risk Debt FRN
Ser. 13-DN1, Class M1	4.171	7/25/23	68,048	69,068

Ser. 2854, Class DL	4.000	9/15/19	69,655	70,743

Ser. 2864, Class GB	4.000	9/15/19	53,739	54,939

Ser. 2783, Class AY	4.000	4/15/19	45,645	46,372

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA1, Class M2	3.671	7/25/28	574,000	591,122

Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class M2	3.621	4/25/28	4,747,000	4,880,438

Structured Agency Credit Risk Debt FRN
Ser. 15-HQA2, Class M2	3.571	5/25/28	2,655,748	2,724,877

Ser. 3805, Class AK	3.500	4/15/24	22,834	23,009

Structured Agency Credit Risk Debt FRN
Ser. 15-HQA1, Class M2	3.421	3/25/28	8,461,548	8,627,140

Structured Agency Credit Risk Debt FRN Ser. 14-HQ3,
Class M2, IO	3.421	10/25/24	2,103,973	2,121,708

Short Duration Income Fund 29

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class M2	3.371	12/25/27	$12,211,148	$12,447,434

Structured Agency Credit Risk Debt FRN
Ser. 14-DN4, Class M2	3.171	10/25/24	714,376	716,329

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M2	2.971	10/25/28	3,845,000	3,895,766

Structured Agency Credit Risk Debt FRN
Ser. 15-HQ1, Class M2	2.971	3/25/25	4,443,142	4,487,087

Structured Agency Credit Risk Debt FRN
Ser. 14-DN1, Class M2	2.971	2/25/24	3,248,000	3,325,140

Structured Agency Credit Risk Debt FRN
Ser. 14-DN2, Class M2	2.421	4/25/24	7,649,815	7,711,778

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M1	1.871	12/25/28	4,567,414	4,580,783

Ser. 3611, PO	0.000	7/15/34	69,831	63,711

Federal National Mortgage Association

Ser. 11-15, Class AB	9.750	8/25/19	65,530	68,673

Ser. 10-110, Class AE	9.750	11/25/18	51,342	53,847

Ser. 05-48, Class AR	5.500	2/25/35	74,223	77,669

Ser. 08-8, Class PA	5.000	2/25/38	92,364	96,463

Ser. 09-15, Class MC	5.000	3/25/24	21,117	21,631

Ser. 02-73, Class OE	5.000	11/25/17	15,724	15,865

Ser. 02-65, Class HC	5.000	10/25/17	35	35

Ser. 09-100, Class PA	4.500	4/25/39	7,143	7,204

Ser. 11-60, Class PA	4.000	10/25/39	26,032	26,840

Ser. 11-36, Class PA	4.000	2/25/39	148,842	150,864

Ser. 03-43, Class YA	4.000	3/25/33	265,150	269,115

Ser. 10-109, Class JB	4.000	8/25/28	40,246	40,508

Ser. 04-27, Class HB	4.000	5/25/19	23,634	24,114

Ser. 03-128, Class NG	4.000	1/25/19	45,684	46,170

Ser. 11-20, Class PC	3.500	3/25/39	57,507	58,834

Ser. 10-155, Class A	3.500	9/25/25	22,586	23,072

Ser. 11-42, Class BJ	3.000	8/25/25	281,027	283,616

Ser. 10-43, Class KG	3.000	1/25/21	58,672	59,595

Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M1	2.921	9/25/28	730,218	739,039

Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M1	2.871	8/25/28	59,310	59,859

Connecticut Avenue Securities FRB
Ser. 13-C01, Class M1	2.771	10/25/23	87,116	87,845

Ser. 11-23, Class AB	2.750	6/25/20	34,060	34,341

Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M1	2.721	8/25/28	616,802	622,119

Ser. 10-81, Class AP	2.500	7/25/40	97,995	98,053

Connecticut Avenue Securities FRB
Ser. 15-C04, Class 2M1	2.471	4/25/28	142,296	142,724

Connecticut Avenue Securities FRB
Ser. 14-C01, Class M1	2.371	1/25/24	475,076	478,164

30 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M1	2.121	1/25/29	$7,744,139	$7,785,979

Connecticut Avenue Securities FRB
Ser. 14-C02, Class 2M1	1.721	5/25/24	24,197	24,225

FRB Ser. 10-90, Class GF	1.271	8/25/40	1,935,380	1,923,962

FRB Ser. 06-74, Class FL	1.121	8/25/36	332,725	331,674

FRB Ser. 05-63, Class FC	1.021	10/25/31	941,815	935,345

Ser. 92-96, Class B, PO	0.000	5/25/22	12,871	12,379

Government National Mortgage Association

Ser. 10-39, Class PH	4.500	11/20/38	92,395	94,711

Ser. 09-109, Class NK	4.500	7/20/37	43,292	43,515

Ser. 09-59, Class P	4.250	9/20/33	5,893	5,914

Ser. 09-32, Class AB	4.000	5/16/39	25,255	26,815

Ser. 10-32, Class CJ	4.000	1/20/38	49,068	49,407

				71,970,384

Commercial mortgage-backed securities (0.1%)

DBRR Trust 144A FRB Ser. 13-EZ3, Class A	1.636	12/18/49	689,410	689,625

JPMorgan Chase Commercial Mortgage
Securities Trust

Ser. 07-LDPX, Class A3	5.420	1/15/49	3,856,383	3,851,735

Ser. 04-LN2, Class A2	5.115	7/15/41	123,296	123,469

				4,664,829

Residential mortgage-backed securities (non-agency) (1.6%)

Accredited Mortgage Loan Trust FRB Ser. 06-2, Class A3	0.921	9/25/36	1,708,043	1,690,963

BCAP, LLC Trust 144A

FRB Ser. 15-RR6, Class 3A1	1.514	5/26/46	3,545,522	3,484,539
FRB Ser. 12-RR10, Class 5A5	1.018	4/26/36	1,469,639	1,469,713
Bear Stearns Asset Backed Securities I Trust

FRB Ser. 05-FR1, Class M1	1.521	6/25/35	3,087,044	3,074,140
FRB Ser. 05-TC1, Class M1	1.431	5/25/35	2,217,158	2,190,818
FRB Ser. 05-EC1, Class M1	1.206	11/25/35	2,198,491	2,195,010
Bear Stearns Asset Backed Securities Trust

FRB Ser. 05-SD3, Class 1A	1.261	7/25/35	4,015,063	3,983,209
FRB Ser. 05-SD2, Class 1A3	1.171	3/25/35	1,079,550	1,074,316
Citigroup Mortgage Loan Trust 144A
Ser. 13-11, Class 2A3	5.005	8/25/27	1,407,227	1,421,300

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 06-WFH3, Class A4	1.011	10/25/36	1,141,738	1,124,612

Countrywide Asset-Backed Certificates Trust

FRB Ser. 05-2, Class M3	1.491	8/25/35	51,948	51,948
FRB Ser. 05-16, Class 3AV	0.986	5/25/36	13,903,275	13,764,242
CSMC Trust 144A FRB Ser. 14-5R, Class 6A1	0.906	10/27/36	5,415,502	5,407,974

First Franklin Mortgage Loan Trust FRB
Ser. 06-FF1, Class 1A	0.991	1/25/36	4,120,117	4,090,199

GSAA Home Equity Trust FRB Ser. 05-6, Class A3	1.141	6/25/35	5,910,600	5,881,047

GSMSC Resecuritization Trust 144A FRB
Ser. 09-6R, Class 3A1	3.040	2/26/36	3,358,831	3,426,018

JPMorgan Resecuritization Trust 144A FRB
Ser. 09-7, Class 1A1	3.120	8/27/37	237,468	237,708

Short Duration Income Fund 31

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (3.0%)* cont.	rate (%)	date	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Long Beach Mortgage Loan Trust FRB
Ser. 06-WL3, Class 2A3	0.971	1/25/36	$2,669,952	$2,674,953

Merrill Lynch Mortgage Investors Trust FRB
Ser. 06-FF1, Class M2	1.061	8/25/36	10,000,000	9,956,827

Morgan Stanley Mortgage Loan Trust FRB
Ser. 05-6AR, Class 1A2	1.041	11/25/35	397,903	397,068

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates FRB Ser. 05-1, Class M3	1.626	2/25/35	2,139,000	2,139,658

Opteum Mortgage Acceptance Corp. Trust FRB
Ser. 05-4, Class 1A1C	1.181	11/25/35	1,735,070	1,723,773

Park Place Securities, Inc. FRB Ser. 05-WHQ2, Class M1	1.401	5/25/35	2,560,736	2,561,202

Residential Asset Mortgage Products Trust FRB
Ser. 05-EFC2, Class M3	1.506	7/25/35	1,582,525	1,579,608

Residential Asset Mortgage Products, Inc. Trust FRB
Ser. 06-RZ4, Class A2	0.951	10/25/36	7,185,761	7,148,625

Residential Asset Securities Corp., Trust FRB
Ser. 05-KS11, Class M1	1.171	12/25/35	2,700,000	2,658,303

				85,407,773

Total mortgage-backed securities (cost $161,795,671)				$162,042,986

	Interest	Maturity	Principal
ASSET-BACKED SECURITIES (1.1%)*	rate (%)	date	amount	Value

Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 16-5, Class A	1.933	6/10/19	$25,000,000	$25,000,000

Station Place Securitization Trust FRB Ser. 16-1, Class A	1.771	2/25/17	10,000,000	10,000,000

Station Place Securitization Trust 144A FRB
Ser. 17-1, Class A	1.673	2/25/49	23,451,000	23,451,000

Total asset-backed securities (cost $58,451,000)				$58,451,000

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (—%)*	rate (%)	date	amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)

Government National Mortgage Association
Pass-Through Certificates	4.500	10/15/19	$42,519	$43,790

Government National Mortgage Association
Pass-Through Certificates	4.500	5/15/18	27,701	28,176

				71,966

U.S. Government Agency Mortgage Obligations (—%)

Federal Home Loan Mortgage Corporation	4.500	10/1/18	8,743	8,884

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	3/1/19	32,875	36,982

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	6/1/17	6,164	6,202

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	2/1/19	3,779	3,792

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	9/1/17	23,723	23,995

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	7/1/17	18,923	19,066

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	6/1/17	6,947	6,986

32 Short Duration Income Fund

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (—%)* cont.	rate (%)	date	amount	Value

U.S. Government Agency Mortgage Obligations cont.

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	11/1/18	$20,518	$20,933

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	4/1/18	18,097	18,424

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/21	47,682	49,520

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	11/1/19	46,531	47,988

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/18	11,826	12,043

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	3/1/18	13,907	14,235

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	2/1/18	12,541	12,837

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	22,025	22,500

Federal National Mortgage Association
Pass-Through Certificates	6.500	12/1/19	13,005	13,293

Federal National Mortgage Association
Pass-Through Certificates	6.500	8/1/17	8,862	8,933

Federal National Mortgage Association
Pass-Through Certificates	6.000	5/1/23	28,959	30,831

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/19	2,929	2,972

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/18	14,972	15,414

Federal National Mortgage Association
Pass-Through Certificates	6.000	12/1/17	9,659	9,766

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/23	44,575	46,351

Federal National Mortgage Association
Pass-Through Certificates	5.500	6/1/20	54,629	56,513

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/18	27,341	27,841

Federal National Mortgage Association
Pass-Through Certificates	5.500	4/1/18	30,759	31,271

Federal National Mortgage Association
Pass-Through Certificates	5.000	11/1/19	50,374	52,126

				599,698

Total U.S. government and agency obligations (cost $696,013)				$671,664

TOTAL INVESTMENTS

Total investments (cost $5,423,573,742)				$5,428,122,189

Short Duration Income Fund 33

Key to holding’s abbreviations

BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $5,403,284,769.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	67.1%	Norway	0.9%

Canada	7.5	Ireland	0.9

United Kingdom	5.7	Denmark	0.9

Australia	4.9	South Korea	0.7

Netherlands	4.3	Luxembourg	0.5

France	2.2	Other	0.3

Japan	2.1	Total	100.0%

Sweden	2.0

34 Short Duration Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$224,208,330	$—

Asset-backed securities	—	10,000,000	48,451,000

Certificates of deposit	—	336,677,881	—

Commercial paper	—	2,155,377,059	—

Corporate bonds and notes	—	2,490,693,269	—

Mortgage-backed securities	—	162,042,986	—

U.S. government and agency mortgage obligations	—	671,664	—

Totals by level	$—	$5,379,671,189	$48,451,000

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 35

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,423,573,742)	$5,428,122,189

Interest and other receivables	7,680,875

Receivable for shares of the fund sold	39,006,481

Receivable for investments sold	27,667,944

Receivable from Manager (Note 2)	584,736

Prepaid assets	517,242

Total assets	5,503,579,467

LIABILITIES

Payable to custodian	151,244

Payable for investments purchased	79,806,947

Payable for shares of the fund repurchased	18,460,719

Payable for custodian fees (Note 2)	52,665

Payable for investor servicing fees (Note 2)	487,472

Payable for Trustee compensation and expenses (Note 2)	121,962

Payable for administrative services (Note 2)	51,931

Payable for distribution fees (Note 2)	278,739

Distributions payable to shareholders	251,040

Other accrued expenses	631,979

Total liabilities	100,294,698

Net assets	$5,403,284,769

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,398,493,454

Undistributed net investment income (Note 1)	120,170

Accumulated net realized gain on investments (Note 1)	122,698

Net unrealized appreciation of investments	4,548,447

Total — Representing net assets applicable to capital shares outstanding	$5,403,284,769

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($3,251,813,816 divided by 323,700,336 shares)	$10.05

Net asset value and offering price per class B share ($1,932,242 divided by 192,576 shares)*	$10.03

Net asset value and offering price per class C share ($20,509,931 divided by 2,044,054 shares)*	$10.03

Net asset value, offering price and redemption price per class M share
($12,439,306 divided by 1,239,080 shares)	$10.04

Net asset value, offering price and redemption price per class R share
($3,764,186 divided by 375,087 shares)	$10.04

Net asset value, offering price and redemption price per class R6 share
($3,069,304 divided by 305,134 shares)	$10.06

Net asset value, offering price and redemption price per class Y share
($2,109,755,984 divided by 209,799,349 shares)	$10.06

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36 Short Duration Income Fund

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Interest	$27,314,805

Total investment income	27,314,805

EXPENSES

Compensation of Manager (Note 2)	7,627,017

Investor servicing fees (Note 2)	1,307,666

Custodian fees (Note 2)	44,060

Trustee compensation and expenses (Note 2)	104,205

Distribution fees (Note 2)	1,354,077

Administrative services (Note 2)	85,794

Other	1,057,113

Fees waived and reimbursed by Manager (Note 2)	(3,623,565)

Total expenses	7,956,367

Expense reduction (Note 2)	(8,770)

Net expenses	7,947,597

Net investment income	19,367,208

Net realized gain on investments (Notes 1 and 3)	653,384

Net unrealized appreciation of investments during the period	3,645,216

Net gain on investments	4,298,600

Net increase in net assets resulting from operations	$23,665,808

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 37

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$19,367,208	$16,937,364

Net realized gain (loss) on investments	653,384	(530,687)

Net unrealized appreciation of investments	3,645,216	3,176,056

Net increase in net assets resulting from operations	23,665,808	19,582,733

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,787,831)	(9,577,288)

Class B	(4,872)	(4,487)

Class C	(43,783)	(42,319)

Class M	(44,190)	(51,703)

Class R	(7,231)	(3,892)

Class R5	—	(18)

Class R6	(12,481)	(14,317)

Class Y	(8,431,664)	(7,115,185)

From net realized long-term gain on investments
Class A	—	(226,929)

Class B	—	(275)

Class C	—	(2,300)

Class M	—	(1,410)

Class R	—	(193)

Class R5	—	—

Class R6	—	(210)

Class Y	—	(138,434)

Increase from capital share transactions (Note 4)	2,057,196,159	1,243,039,964

Total increase in net assets	2,061,529,915	1,245,443,737

NET ASSETS

Beginning of period	3,341,754,854	2,096,311,117

End of period (including undistributed net investment
income of $120,170 and $85,014, respectively)	$5,403,284,769	$3,341,754,854

* Unaudited.

The accompanying notes are an integral part of these financial statements.

38 Short Duration Income Fund

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Short Duration Income Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

January 31, 2017**	$10.04	.04	.01	.05	(.04)	—	(.04)	$10.05	.52*	$3,251,814	.20*	.43*	21*

July 31, 2016	10.03	.06	.01	.07	(.06)	—[e]	(.06)	10.04	.76	1,926,055.40		.65	51

July 31, 2015	10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	10.03	.20	1,411,923.40		.41	46

July 31, 2014	10.03	.05	.03	.08	(.05)	—[e]	(.05)	10.06	.81	1,603,517.40		.47	45

July 31, 2013	10.02	.05	.02	.07	(.06)	—[e]	(.06)	10.03	.69	1,005,695.40		.53	24

July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*

Class B

January 31, 2017**	$10.02	.02	.01	.03	(.02)	—	(.02)	$10.03	.32*	$1,932	.40*	.22*	21*

July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,042	.80[f]	.27[f]	51

July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	1,091	.79[f]	.02[f]	46

July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	583	.79[f]	.09[f]	45

July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	326.80		.14	24

July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*

Class C

January 31, 2017**	$10.02	.02	.01	.03	(.02)	—	(.02)	$10.03	.32*	$20,510	.40*	.22*	21*

July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	17,590	.80[f]	.28[f]	51

July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	9,622	.79[f]	.02[f]	46

July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	8,586	.79[f]	.09[f]	45

July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	6,292.80		.13	24

July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*

Class M

January 31, 2017**	$10.03	.04	.01	.05	(.04)	—	(.04)	$10.04	.50*	$12,439	.23*	.40*	21*

July 31, 2016	10.02	.06	.01	.07	(.06)	—[e]	(.06)	10.03	.71	10,323.45		.61	51

July 31, 2015	10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	10.02	.15	6,913.45		.36	46

July 31, 2014	10.02	.04	.03	.07	(.04)	—[e]	(.04)	10.05	.76	777.45		.43	45

July 31, 2013	10.02	.05	—[e]	.05	(.05)	—[e]	(.05)	10.02	.54	1,267.45		.49	24

July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*

Class R

January 31, 2017**	$10.02	.02	.02	.04	(.02)	—	(.02)	$10.04	.42*	$3,764	.40*	.22*	21*

July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,393	.79[f]	.26[f]	51

July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	2,131	.79[f]	.03[f]	46

July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	1,407	.79[f]	.10[f]	45

July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	1,172.80		.10	24

July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Income Fund	Short Duration Income Fund 41

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class R6

January 31, 2017**	$10.05	.05	.01	.06	(.05)	—	(.05)	$10.06	.58*	$3,069	.15*	.48*	21*

July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.87	2,270.29		.79	51

July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	1,303.30		.50	46

July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	831.30		.56	45

July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	229.30		.61	24

July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*

Class Y

January 31, 2017**	$10.05	.05	.01	.06	(.05)	—	(.05)	$10.06	.57*	$2,109,756	.15*	.48*	21*

July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.86	1,381,082.30		.77	51

July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	663,319.30		.51	46

July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	477,216.30		.56	45

July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	136,165.30		.61	24

July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

* Not annualized.

** Unaudited.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	1/31/17	7/31/16	7/31/15	7/31/14	7/31/13	7/31/12

Class A	0.08%	0.15%	0.12%	0.12%	0.14%	0.47%

Class B	0.08	0.15	0.12	0.12	0.14	0.47

Class C	0.08	0.15	0.12	0.12	0.14	0.47

Class M	0.08	0.15	0.12	0.12	0.14	0.47

Class R	0.08	0.15	0.12	0.12	0.14	0.47

Class R6	0.08	0.15	0.13	0.14	0.17	0.04

Class Y	0.08	0.15	0.12	0.12	0.14	0.47

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/16	7/31/15	7/31/14

Class B	—%‡	0.01%	0.01%

Class C	—‡	0.01	0.01

Class R	0.01	0.01	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

42 Short Duration Income Fund	Short Duration Income Fund 43

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R6 and class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and Class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors. Effective November 27, 2015, the fund terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

44 Short Duration Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater

Short Duration Income Fund 45

than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$358,739	$—	$358,739

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $171,948 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $5,423,573,742, resulting in gross unrealized appreciation and depreciation of $5,521,244 and $972,797, respectively, or net unrealized appreciation of $4,548,447.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

46 Short Duration Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.176% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $3,623,565 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each

Short Duration Income Fund 47

fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$762,415	Class R	973

Class B	668	Class R6	649

Class C	5,949	Class Y	533,700

Class M	3,312	Total	$1,307,666

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8,770 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4,050, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.10%	$1,282,182

Class B	0.75%	0.50%	5,580

Class C	1.00%	0.50%	49,789

Class M	1.00%	0.15%	8,342

Class R	1.00%	0.50%	8,184

Total			$1,354,077

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $615 and $136, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

48 Short Duration Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$1,104,950,401	$421,823,182

U.S. government securities (Long-term)	—	—

Total	$1,104,950,401	$421,823,182

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	239,976,694	$2,409,401,588	281,944,045	$2,826,074,073

Shares issued in connection with
reinvestment of distributions	1,051,997	10,564,419	955,227	9,575,596

	241,028,691	2,419,966,007	282,899,272	2,835,649,669

Shares repurchased	(109,235,177)	(1,096,734,198)	(231,742,173)	(2,322,637,971)

Net increase	131,793,514	$1,323,231,809	51,157,099	$513,011,698

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	68,789	$689,762	182,249	$1,824,185

Shares issued in connection with
reinvestment of distributions	459	4,608	446	4,467

	69,248	694,370	182,695	1,828,652

Shares repurchased	(80,355)	(805,932)	(87,935)	(880,105)

Net increase (decrease)	(11,107)	$(111,562)	94,760	$948,547

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	973,569	$9,764,630	2,115,115	$21,167,961

Shares issued in connection with
reinvestment of distributions	4,222	42,349	4,387	43,910

	977,791	9,806,979	2,119,502	21,211,871

Shares repurchased	(688,666)	(6,907,073)	(1,324,928)	(13,265,159)

Net increase	289,125	$2,899,906	794,574	$7,946,712

Short Duration Income Fund 49

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,119,955	$11,243,699	530,882	$5,316,872

Shares issued in connection with
reinvestment of distributions	4,380	43,962	5,287	52,953

	1,124,335	11,287,661	536,169	5,369,825

Shares repurchased	(914,662)	(9,182,217)	(196,487)	(1,967,932)

Net increase	209,673	$2,105,444	339,682	$3,401,893

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	264,862	$2,656,574	180,394	$1,805,712

Shares issued in connection with
reinvestment of distributions	720	7,224	406	4,063

	265,582	2,663,798	180,800	1,809,775

Shares repurchased	(129,167)	(1,295,439)	(154,827)	(1,551,335)

Net increase	136,415	$1,368,359	25,973	$258,440

	PERIOD ENDED 7/31/16*
Class R5	Shares	Amount

Shares sold	—	$—

Shares issued in connection with reinvestment of distributions	1	13

	1	13

Shares repurchased	(1,019)	(10,212)

Net decrease	(1,018)	$(10,199)

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	200,583	$2,017,705	201,137	$2,018,060

Shares issued in connection with
reinvestment of distributions	1,241	12,480	1,447	14,527

	201,824	2,030,185	202,584	2,032,587

Shares repurchased	(122,607)	(1,233,421)	(106,380)	(1,068,014)

Net increase	79,217	$796,764	96,204	$964,573

	SIX MONTHS ENDED 1/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	190,458,403	$1,914,231,594	199,540,620	$2,002,018,033

Shares issued in connection with
reinvestment of distributions	730,128	7,339,313	646,356	6,486,130

	191,188,531	1,921,570,907	200,186,976	2,008,504,163

Shares repurchased	(118,863,471)	(1,194,665,468)	(128,774,547)	(1,291,985,863)

Net increase	72,325,060	$726,905,439	71,412,429	$716,518,300

* Effective November 27, 2015, the fund terminated its class R5 shares.

50 Short Duration Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	1,030	0.3%	$10,362

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Short Duration Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA736 304792 3/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017